SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

CVR ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
Carl C. Icahn
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On April 3, 2012, Carl C. Icahn and affiliated entities filed an amendment to their Schedule TO (which also amended their Schedule 13D) relating to CVR Energy, Inc., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF CVR ENERGY, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF CVR ENERGY, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 13D FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2012.

EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE TO/A
(Rule 14D-100) Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)
of the Securities Exchange Act of 1934
(Amendment No. 8)

CVR ENERGY, INC.
(Name of Subject Company (Issuer))

IEP Energy LLC
Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
Carl C. Icahn
(Names of Filing Persons)*

Common Stock, Par Value $0.01
(Title of Class of Securities)

12662P108
 (CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.
General Counsel
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
 (212) 702-4380

(Name, Address and Telephone Number of Person Authorized to Receive Notices
and Communications on behalf of Filing Persons)

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$2,219,678,130*	$254,375.11**

*
Calculated solely for purposes of determining the filing fee. The transaction value was calculated as follows:  73,989,271 shares of common stock of the Issuer multiplied by $30 per share.  The number of shares used in the transaction value calculation is based on the 86,573,498 shares stated to be issued and outstanding according to the Issuer in its Form 10−Q filed with the Securities and Exchange Commission on November 7, 2011, less 12,584,227 shares beneficially owned, as of February 22, 2012, by the Offeror and its affiliates.

**
The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory #3 for fiscal year 2012, issued September 29, 2011, by multiplying the transaction value by 0.0001146.

☒
Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid: $254,375.11	Filing Party: Icahn Enterprises Holdings LP
Form or registration no.: Schedule TO-T	Date Filed: February 23, 2012

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒ third party tender offer subject to Rule 14d-1	☐ going-private transaction subject to Rule 13e-3
☐ issuer tender offer subject to Rule 13e-4	☒ amendment to Schedule 13D under Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer: ☐

COMBINED SCHEDULE TO AND SCHEDULE 13D

*           Introductory Note:  IEP Energy LLC and Icahn Enterprises Holdings L.P. are co-bidders for all purposes in the Offer.  IEP Energy LLC is a wholly-owned subsidiary of Icahn Enterprises Holdings L.P.

This Amendment No. 8 amends and supplements the Tender Offer Statement on Schedule TO filed on February 23, 2012 (the “Schedule TO”) relating to the offer by IEP Energy LLC, a Delaware limited liability company (“IEP Energy”) and Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”, and together with IEP Energy, the “Offeror”), to purchase for cash all of the issued and outstanding shares of common stock, par value $0.01 per share (the “Common Stock”) of CVR Energy, Inc., a Delaware corporation (“CVR”), including the associated rights issued pursuant to the Rights Agreement, dated as of January 13, 2012, between CVR and American Stock Transfer & Trust Company, LLC, as Rights Agent, that are issued and outstanding (the “Rights”, and together with the Common Stock, the “Shares”) at a price of $30.00 per Share, without interest and less any required withholding taxes, plus one non−transferable contingent cash payment right for each Share.  Both IEP Energy and Icahn Enterprises Holdings are co-bidders for all purposes in the Offer.  Capitalized terms used herein and not otherwise defined have the respective meanings ascribed in the Schedule TO.

The Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated February 23, 2012 (the “Offer to Purchase”). The Offer to Purchase, the related Letter of Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits (a)(1)(i), (a)(1)(ii) and (a)(1)(iii), respectively, constitute the “Offer”.

As permitted by General Instruction F to Schedule TO, the information set forth in the entire Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, including all appendices, schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to Items 1 through 11 of this Schedule TO and is supplemented by the information specifically provided herein.

As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on January 13, 2012, as amended, by Icahn Enterprises Holdings, Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn (collectively, the “Icahn Entities”).

Items 1-11.

Items 1 through 11 of the Schedule TO are hereby amended and supplemented by the addition of the following:

On April 3, 2012, the Offeror, issued a press release relating to the Offer. A copy of this press release is filed herewith as Exhibit (a)(5)(x) and incorporated herein by reference.

Item 12.  Exhibits

Exhibit	Description
(a)(5)(x)	Press Release issued by the Offeror, dated April 3, 2012

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HIGH RIVER LIMITED PARTNERSHIP

BY:	Hopper Investments LLC, its general partner

BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P.
BY:	Icahn Enterprises G.P. Inc., its general partner

By:	/S/ SUNGHWAN CHO
Name:	SungHwan Cho
Title:	Chief Financial Officer

IEP ENERGY LLC
BY:	Icahn Enterprises Holdings L.P., its sole member
BY:	Icahn Enterprises G.P. Inc., its general partner

By:	/S/ SUNGHWAN CHO
Name:	SungHwan Cho
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

/S/ SUNGHWAN CHO
SungHwan Cho
Chief Financial Officer

BECKTON CORP.

/S/ EDWARD MATTNER
Edward Mattner
Authorized Signatory

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

Date: April 3, 2012

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)(i)	Offer to Purchase, dated February 23, 2012*
(a)(1)(ii)	Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number) *

(a)(1)(iii)	Notice of Guaranteed Delivery*

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

(a)(1)(v)	Letter to Clients*

(a)(5)(i)	Summary Advertisement as published in the New York Times, by the Offeror, on February 23, 2012*

(a)(5)(ii)
Press Release of the Offeror, dated February 16, 2012 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on February 17, 2012)*

(a)(5)(iii)
Press Release of the Offeror, dated March 9, 2012(incorporated by reference to Exhibit 1 to Amendment No. 1 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 9, 2012)*

(a)(5)(iv)
Press Release of the Offeror, dated March 14, 2012(incorporated by reference to Exhibit 1 to Amendment No. 2 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 14, 2012)*

(a)(5)(v)
Press Release of the Offeror, dated March 16, 2012 (incorporated by reference to Exhibit 1 to Amendment No. 3 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 16, 2012)*

(a)(5)(vi)
Press Release of the Offeror, dated March 19, 2012 (incorporated by reference to Exhibit 1 to Amendment No. 4 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 19, 2012)*

(a)(5)(vii)
Press Release of the Offeror, dated March 28, 2012 (incorporated by reference to Exhibit 1 to Amendment No. 5 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 28, 2012)*

(a)(5)(viii)
Press Release of the Offeror, dated March 28, 2012 (incorporated by reference to Exhibit 1 to Amendment No. 6 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 29, 2012)*

(a)(5)(ix)
Press Release of the Offeror, dated April 3, 2012 (incorporated by reference to Exhibit 1 to Amendment No. 7 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on April 3, 2012)*

(a)(5)(x)	Press Release of the Offeror, dated April 3, 2012 (filed herewith)

(b)	None.

(d)	None.

(g)	None.

(h)	None.

__________________
*  Previously Filed

FOR IMMEDIATE RELEASE

CARL ICAHN TO CVR ENERGY BOARD OF DIRECTORS:
“ADMIT DEFEAT AND LET THE SHAREHOLDERS HAVE THEIR MONEY!”

Contact: Susan Gordon, (212) 702-4309

New York, New York, April 3, 2012 – Carl C. Icahn today released the following statement regarding the landslide victory in which over 64% of unaffiliated shares were tendered into the offer by his affiliates to acquire CVR Energy:

In an insult to the intelligence of shareholders, the Board stated today: “Mr. Icahn acknowledges that he cannot at this time purchase any shares tendered in his offer.” What the Board failed to tell shareholders was that the major obstacle standing in the way of our closing the tender offer is the poison pill adopted by the Board. Whose interests are the directors serving by preventing shareholders from receiving their money?!

The shareholders have spoken and they have done so decisively. Over 64% of the shares owned by shareholders unaffiliated with me were tendered into our offer. The Board is acting in a delusional manner in the face of this embarrassing vote of no confidence. It reminds me of the soldiers who continued to fight on the islands of the Pacific long after World War II had ended because they refused to accept the news that the war was over. Only in this case the Board is fighting with shareholders’ money and they are seriously jeopardizing the ability of shareholders to accept an offer they so clearly want.

The Board’s tactics are honestly baffling to me. They have repeatedly told shareholders not to tender because we did not intend to close our offer. Now that the shareholders have resoundingly endorsed our offer and we stand ready, willing and able to pay $2.26 billion to shareholders, the Board – instead of acting with dignity and admitting they were wrong as to our intentions – is now telling shareholders they can’t get paid until after the annual meeting, which for some reason they have not yet scheduled. It is almost as if the Board wants its prophecy to be fulfilled and is desperately hoping for a material adverse change in the company’s business so that we will not be obligated to close the offer.

With every day that elapses between now and the meeting date, there exists the possibility that an event will occur – such as a more dramatic version of the recent power failure at the company’s Wynnewood refinery in Oklahoma – that could rise to the level of a material adverse change, which could eliminate shareholders’ opportunity to accept our offer. In my opinion, the directors are exposing themselves to personal liability and endless litigation if they continue to thwart and delay the ability of shareholders to accept our offer. If a material adverse change occurs while the Board sits idly by refusing to expeditiously hold the annual meeting, I believe shareholders will rightly seek to hold directors personally liable for the loss of the opportunity to accept our offer.

Speaking of the annual meeting, why has the Board not yet set a date? Don’t the shareholders have a right to know when they can expect to receive their money? I demand that the Board schedule the 2012 annual meeting for the end of April.

I believe the Board is now duty bound to install our nominees as board members on an expedited basis so that they may remove the poison pill and allow shareholders to receive their offer consideration as quickly as possible.1 Whose interests are the directors serving by spending shareholders’ money on a proxy fight when the outcome has now been all but predetermined?!

I call on all shareholders to write and call CVR today at (281) 207-3200 demanding that the Board schedule the annual meeting immediately so that our offer can be consummated. Based on recent history, I am not optimistic that the Board will honor the wishes of its shareholders – but hopefully reasonableness will prevail over delusional and magical thinking.

************

NOTICE TO INVESTORS

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE TENDER OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 23, 2012 AND RELATED DOCUMENTS THAT CARL C. ICAHN AND CERTAIN OF HIS AFFILIATES DISTRIBUTED TO HOLDERS OF COMMON STOCK OF CVR ENERGY, INC. AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AS EXHIBITS TO THEIR SCHEDULE TO. HOLDERS OF COMMON STOCK SHOULD READ CAREFULLY THE OFFER TO PURCHASE AND RELATED DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON STOCK MAY OBTAIN A FREE COPY OF THE SCHEDULE TO, THE OFFER TO PURCHASE AND OTHER DOCUMENTS FROM THE SEC AT THE SEC'S WEB SITE AT WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF CVR ENERGY, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF CVR ENERGY, INC AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 13D FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2012.

1 If elected, our nominees will be subject to fiduciary duties as directors of CVR and will comply with those duties in determining whether to remove the poison pill.